UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On October 7, 2022, Xtant Medical Holdings, Inc. (the “Company”) closed the second and final tranche of its previously announced $9.75 million private placement (the “Second Closing”) with several accredited investors (the “Private Placement”). As previously announced, at the first closing of the Private Placement, the Company sold approximately 14.1 million shares of common stock of the Company and warrants to purchase approximately 3.5 million shares of common stock for an aggregate purchase price of approximately $6.75 million. At the Second Closing, the Company sold an additional approximately 6.2 million shares of common stock of the Company and warrants to purchase approximately 1.6 million shares of common stock for an aggregate purchase price of approximately $3.0 million.

The offering and sale of the shares of common stock, warrants and the shares of common stock to be issued upon any exercise of the warrants (collectively, the “Securities”) were and will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D as promulgated by SEC. The sale of the Securities did not involve a public offering and was made without general solicitation or general advertising. Each investor in the Private Placement represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that it was acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock of the Company or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On October 11, 2022, the Company issued a press release announcing the Second Closing, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K as filed with the SEC on August 24, 2022 (SEC File No. 0001-34951) and incorporated by reference herein)

10.1	Securities Purchase Agreement, dated as of August 23, 2022, by and among Xtant Medical Holdings, Inc. and the investors party thereto (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on August 24, 2022 (SEC File No. 0001-34951) and incorporated by reference herein)

10.2	Registration Rights Agreement by and among Xtant Medical Holdings, Inc. and the investors party thereto (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the SEC on August 31, 2022 (SEC File No. 0001-34951) and incorporated by reference herein)

10.3	Letter Agreement by and between Xtant Medical Holdings, Inc. and Stavros Vizirgianakis (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the SEC on August 31, 2022 (SEC File No. 0001-34951) and incorporated by reference herein)

99.1	Press Release of Xtant Medical Holdings, Inc., dated October 11, 2022, entitled “Xtant Medical Announces Closing of Second Tranche of $9.75 Million Private Investment (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: October 11, 2022